TRADEMARK LICENSE FROM EMPYREAN TO IBC-EMPYREAN LLC

 (for sales of Licensed Products worldwide with the exception of Brazil and US)

               TRADEMARK LICENSE FROM EMPYREAN TO IBC-EMPYREAN LLC

This License Agreement (the "Agreement") made as of the 9th day of August, 2000 ("the Effective Date") by and among EMPYREAN BIOSCIENCE, INC. ("Empyrean"), a Wyoming corporation, having an office at 23800 Commerce Park Road, Suite A, Cleveland, Ohio 44122, and IBC-EMPYREAN LLC, a Delaware limited liability corporation having an office at ________________ ("IBC-Empyrean LLC");

                                WITNESSETH THAT:

     WHEREAS, International Bioscience Corporation ("IBC") and Empyrean each own one-half of the membership interest in IBC-Empyrean LLC, a Delaware limited liability corporation established to manufacture the Licensed Products (as defined below) and to sell and distribute the Licensed Products in all countries of the world except United States and Brazil in accordance with the IBC-Empyrean LLC Operating Agreement executed concurrently herewith (the "Operating Agreement");

     WHEREAS, IBC-Empyrean LLC desires to acquire the right to use Empyrean Trade Dress (as defined below) and Trademark (as defined below) on and in connection with the manufacture, promotion, merchandising, distribution and sale of the Licensed Products in the Territory (as defined below);

     NOW,  THEREFORE,  in  consideration  of the  premises  and  of  the  mutual
undertakings   hereinafter   set  forth,   and  for  other  good  and   valuable
consideration, Empyrean and IBC-Empyrean LLC hereby agree as follows:

     1. DEFINITIONS

     In this Agreement the following terms shall have the meanings hereinafter specified:

     (a) "Copyrights" shall mean the copyrights subsisting in the Trade Dress.

     (b) "Derivative Products" shall mean products hereinafter developed by IBC having an effective amount of Formulation therein, and being of a different product category than those Licensed Products currently being manufactured.

     (c)   "Empyrean   Trade   Dress"   shall   mean  the   two-dimensional   or
three-dimensional  packaging  decorations,   designs,  slogans,  tag  lines  and
appliques that are applied to the Licensed Products or packaging therefor.

     (d) "Formulation" shall mean the proprietary formulation (including manufacturing technology and processes) comprising Benzalkonium Chloride as an active ingredient with Octoxynol 9 (and others) invented and created by Dr. David Thornburgh and exclusively owned by IBC known as the GEDA line of products.

     (e) "Gel Product" shall mean the spermicide and microbicide contraceptive gel product embodying the Formulation presently being developed by IBC, also known as the GEDA Plus product, designed to prevent the transmission of sexually transmitted diseases including, but not limited to, gonorrhea, chlamydia, syphilis, Trichomonas, herpes I and II and HIV, and which is presently undergoing the appropriate and necessary United States governmental regulatory compliance process to permit IBC-Empyrean LLC to include such product as a Licensed Product hereunder.

     (f) "Licensed Products" shall mean products having an effective amount of the Formulation therein and having all necessary government approval for commercialization, including, but not limited to, the Lotion Products, Gel Product and any Derivative Products hereinafter developed by IBC.

     (g) "Lotion Products" (also known as GEDA Lotion) shall mean the hand sanitizing lotion presently being manufactured for Empyrean by Canadian Custom Packaging and sold by Empyrean as a Licensed Product, and presently being marketed by Empyrean under appropriate and necessary United States governmental regulatory compliance.

     (h) "Territory" shall mean the world with the exception of Brazil and the United States of America and its possessions and territories.

     (i)  "Trademark"  shall  mean  the  mark  "Prevent-X",   any  modification,
variation or designation of origin that is confusingly similar thereto.

     2. REPRESENTATIONS

     Empyrean represents as follows:

     (a) Empyrean is the owner of the trademark "Prevent-X" in the United States and certain countries foreign to the United States (the "Trademark").

     (b) Empyrean, during the Term of this Agreement will, from time to time, provide IBC-Empyrean LLC with additional Trade Dress (all of which packaging decorations, ornamentations and appliques are collectively, the "Trade Dress").

     (c) Empyrean is the owner of all rights, title and interest in and to the copyrights subsisting in the Trade Dress (collectively the "Copyrights").

     3. TRADEMARK LICENSE FROM EMPYREAN TO IBC-EMPYREAN LLC

     (a) Empyrean hereby grants to IBC-Empyrean LLC, upon the terms and conditions of this Agreement, whatever rights Empyrean may have to use the Trademark and Empyrean Trade Dress in the Territory, on and in connection with the manufacture, promotion, merchandising, distribution and sale of Licensed Products.

     (b) To the extent such Trademark and/or Trade Dress is available for use in the Territory, IBC-Empyrean LLC shall use the Trademark and Empyrean Trade Dress only on or in connection with the manufacture, promotion, merchandising, distribution and sales of Licensed Products in the Territory. IBC-Empyrean LLC shall not use the Trademark and Empyrean Trade Dress or manufacture or sell products using or incorporating the Trademark and Empyrean Trade Dress except as expressly provided in this Agreement or as approved by Empyrean.

     (c) Empyrean reserves all rights to the Trademark and Empyrean Trade Dress except as expressly granted herein to IBC-Empyrean LLC. Nothing contained herein shall be deemed or construed to prohibit Empyrean from using or granting the right to use the Trademark and Trade Dress for any purpose in the United States.

     (d) In the event Empyrean breaches the provisions of this Section, IBC-Empyrean LLC may, in addition to its other rights, including damages, enjoin any such breach upon thirty (30) days written notice specifying the nature of such breach, unless, within such 30-day period Empyrean discontinues such breach and provides a written notice to IBC-Empyrean LLC of such discontinuance together with the identification of the steps taken by Empyrean to discontinue such breach.

     4. TRADEMARK

     (a) IBC-Empyrean LLC recognizes that Empyrean is the owner of all right, title and interest in and to the Trademark in any form or embodiment thereof and is also the owner of the goodwill attached or which shall become attached to the Trademark in connection with the business and goods in relation to which the same has been, is, or shall be used. Sales by IBC-Empyrean LLC shall be deemed to have been made by Empyrean for the purposes of goodwill and all uses of the Trademark by IBC-Empyrean LLC shall inure to the benefit of Empyrean and any rights of Empyrean. IBC-Empyrean LLC shall not at any time intentionally or recklessly do or suffer to be done by anyone acting on its behalf or in connection with IBC-Empyrean LLC any act or thing which will in any way impair the rights of Empyrean in or to the Trademark or any application or registration thereof or which depreciates the value of the Trademark or its reputation.

     (b) IBC-Empyrean LLC shall, at the request of Empyrean, fully cooperate with Empyrean in preparing, executing and causing to be recorded or filed such agreements (including registered user agreements and other documents reasonably required by Empyrean) to confirm the ownership by Empyrean of the Trademark, and to evidence, protect and implement its rights to the Trademark within and outside the Territory and the respective rights of Empyrean and IBC-Empyrean LLC pursuant to this Agreement. Empyrean and IBC-Empyrean LLC acknowledge that only Empyrean may file and prosecute trademark applications regarding the Trademark or IBC-Empyrean LLC's use of the Trademark anywhere. IBC-Empyrean LLC will cooperate with Empyrean, at Empyrean's request, in connection with the preparation, execution, filing and prosecution of applications to register the Trademark both inside and outside the Territory and the maintenance of such registrations as may issue. Upon expiration or termination of this Agreement for any reason whatsoever, IBC-Empyrean LLC will execute and file such documents as shall be required by Empyrean, including without limitation, termination of any agreements and assignments of rights.

     (c) IBC-Empyrean LLC shall cause to appear on all Licensed Products and on all materials on or in connection with which the Trademark is used such legend, markings and notice of any trademark, trade name or other rights therein or pertaining thereto as Empyrean shall reasonably require and shall comply with all notice and marking requirements of any law applicable or necessary to the protection of the Trademark.

     (d) IBC-Empyrean LLC shall never (i) challenge Empyrean's ownership of or right to license, or the validity of, the Trademark, any application for registration thereof or any trademark registration thereof nor (ii) contest the fact that IBC-Empyrean LLC's rights under this Agreement are solely those of a Licensee.

     (e) At the expiration or termination of this Agreement or the Operating Agreement, except as expressly provided herein, all rights of IBC-Empyrean LLC with respect to use of the Trademark shall thereupon cease and terminate for all purposes whatsoever.

     5. QUALITY CONTROL

     (a) IBC-Empyrean LLC acknowledges that the preservation and enhancement of the value of the Trademark and Trade Dress requires Empyrean to reasonably control the type, image and quality of products manufactured and sold using the Trademark and Trade Dress and the use of the Trademark and Trade Dress in connection with the manufacture and sale of Licensed Products.

     (b) IBC-Empyrean LLC shall only use the Trademark on the Licensed Products in stylization consistent with and conforming to a Style Guide to be provided to IBC-Empyrean LLC by Empyrean ("Style Guide").

     (c) IBC-Empyrean LLC shall only use the Trade Dress consistent with and conforming to the Style Guide provided to IBC-Empyrean LLC by Empyrean.

     (d) IBC-Empyrean LLC shall submit to Empyrean for Empyrean's approval, samples of all labels, tags, packaging and other materials intended to be used in connection with Licensed Products, before the same may be used, and no use shall be made of the same unless approved by Empyrean in writing, which approval shall not be unreasonably withheld.

     (e) In order that Empyrean may assure itself of the maintenance of the quality standards set forth in this Agreement:

         (i) Before manufacturing or having manufactured for it any Licensed Products intended to bear the Trademark and Trade Dress, IBC-Empyrean LLC shall deliver to Empyrean, or as Empyrean may direct, for Empyrean approval, free of charge, one (1) pre-production sample and six (6) production samples related to same, of such Licensed Products intended to be sold by IBC-Empyrean LLC. Nothing herein shall preclude Empyrean from requesting additional samples from IBC-Empyrean LLC in order to monitor quality control, and IBC-Empyrean LLC shall provide such samples when requested.

         (ii) All Licensed Products bearing the Trademark and Trade Dress manufactured by or for IBC-Empyrean LLC or sold, distributed or promoted by it shall conform in all material respects to the samples approved by Empyrean.

     (f) IBC-Empyrean LLC shall not use any Trade Dress or samples furnished by Empyrean, created by or for IBC-Empyrean LLC for use in connection with Licensed Products, or approved for such use by Empyrean, except as provided in this Agreement, it being the understanding of the parties that IBC-Empyrean LLC may use the same solely in connection with Licensed Products.

     (g) IBC-Empyrean LLC will use and display the Trademark and Trade Dress only in such forms and manners as are approved by Empyrean, specifically, as displayed in the Style Guide.

     (h) IBC-Empyrean LLC shall submit to Empyrean, or as Empyrean may direct, before publication, any and all advertising and promotional material for approval by Empyrean.

     (i) Except as otherwise expressly provided herein, whenever, under the terms of this Agreement, the approval, consent or permission of Empyrean shall be required, such approval, consent or permission, shall not be unreasonably withheld or delayed. If Empyrean shall deny approval, it shall state in writing the reasons therefor. After any sample, copy or art work has been approved by Empyrean, IBC-Empyrean LLC shall not vary or depart therefrom in any material respect without the further approval of Empyrean.

     (j) IBC-Empyrean LLC agrees that all Licensed Products will be manufactured, labeled, sold, distributed, promoted and advertised in accordance with all applicable Federal, State and local, and if appropriate, foreign laws and regulations.

     (k) Subject to the Trademark and Trade Dress requirements set forth herein, the parties agree that co-branding the Trademark and Trade Dress with the trademark of a third party is permitted by IBC-Empyrean LLC as long as such third party trademark preserves the value of the trademark and Trade Dress.

     6. COPYRIGHT

     (a) Empyrean is the owner of all right, title and interest in and to the Trade Dress, Style Guide and Copyrights in any form or embodiment thereof. IBC-Empyrean LLC shall not at any time intentionally or recklessly do or suffer to be done by anyone acting on its behalf or in connection with IBC-Empyrean LLC any act or thing which will in any way impair the rights of Empyrean in or to the Copyrights or any application or registration thereof or which depreciates the value of the Copyrights.

     (b) IBC-Empyrean LLC shall, at the request of Empyrean, fully cooperate with Empyrean in preparing, executing and causing to be recorded or filed such agreements (including registered user agreements and other documents reasonably required by Empyrean) to confirm the ownership by Empyrean of the Copyrights, and to evidence, protect and implement its rights to the Copyrights inside and outside the Territory and the respective rights of Empyrean and IBC-Empyrean LLC pursuant to this Agreement. IBC-Empyrean LLC acknowledges that only Empyrean may file and prosecute copyright applications regarding the Copyrights or IBC-Empyrean LLC's use of the Trade Dress anywhere. IBC-Empyrean LLC will cooperate with Empyrean, at Empyrean's request, in connection with the preparation, execution, filing and prosecution of applications to register the Copyrights of Licensed Products both inside and outside the Territory and the maintenance of such registrations as may issue, and shall supply to Empyrean at no cost, from time to time such samples, containers, labels and similar
materials  as  may   reasonably  be  required  in   connection   with  any  such
applications.

     (c) Upon expiration or termination of this Agreement for any reason whatsoever, IBC-Empyrean LLC will execute and file such documents as shall be required by Empyrean, including without limitation, termination of any agreements and assignments of rights.

     (d) IBC-Empyrean LLC shall cause to appear on all Licensed Products and on all materials on or in connection with which the Trade Dress are used such legend, markings and notice of any copyright or other rights therein or pertaining thereto as Empyrean shall reasonably require and shall comply with all notice and marking requirements of any law applicable or necessary to the protection of the Copyrights.

     (e) IBC-Empyrean LLC shall never (i) challenge Empyrean's ownership of or right to license, or the validity of, the Trade Dress and the Copyrights, any application for registration thereof or any copyright registration thereof nor
(ii) contest the fact that IBC-Empyrean LLC's rights under this Agreement are solely those of a Licensee.

     (f) At the expiration or termination of this Agreement, except as expressly provided herein, all rights of IBC-Empyrean LLC with respect to use of the Copyrights and Trade Dress shall thereupon cease and terminate for all purposes whatsoever.

     (g) Any copyright which may be created in the Licensed Products and in any package design, label or the like bearing the Trademark or Trade Dress shall be the property of Empyrean and shall carry such copyright notices as Empyrean may reasonably direct.

     (h) Any copyrights in and to the Style Guide shall remain property of Empyrean.

     (i) The artistic and creative designs and ornamental appearances of, and the copyrights, industrial designs and design patents on the Licensed Products shall be the sole property of Empyrean, and IBC-Empyrean LLC agrees to execute such documents as may be required to effectuate this provision. Empyrean hereby grants a license to IBC-Empyrean LLC during the term of this Agreement to use the properties referred to in this section on or in connection with Licensed Products.

     7. INFRINGEMENT OF TRADEMARK

     (a) IBC-Empyrean LLC shall, promptly after becoming aware of same, notify Empyrean of any infringement or imitation of the Trademark and/or Trade Dress, of any use by any person or entity of a trademark or design similar to the

Trademark or Trade Dress, or of any unfair competition relating to the Trademark or Trade Dress, or of any other apparent violation of the rights of Empyrean, so as to allow for Empyrean to take such action as Empyrean deems advisable for the protection of Empyrean's rights. IBC-Empyrean LLC shall, if requested by Empyrean, fully cooperate with Empyrean and, if so requested by Empyrean, shall join with Empyrean at IBC-Empyrean LLC's expense, as a party to any action brought by IBC-Empyrean LLC for such purpose. In no event, however, shall Empyrean be required to take any action if Empyrean deems it inadvisable to so do. Empyrean shall have full control over any action taken by it, including without limitation, the right to select counsel, to settle on any terms it deems advisable, in its discretion, to appeal any adverse decision rendered in any court, to discontinue any action taken by it, and otherwise to make any decision in respect thereto as it in its discretion deems advisable.

     8. TERMINATION OF TRADEMARK LICENSE FROM EMPYREAN TO IBC-EMPYREAN LLC

     (a) On the expiration, or termination of this Agreement or the Operating Agreement, except as otherwise expressly provided herein, all rights of IBC-Empyrean LLC hereunder shall terminate forthwith and revert automatically to Empyrean, and neither IBC-Empyrean LLC nor its receivers, trustees, representatives, agents, successors or assigns shall have any right to exploit or in any way use the Trademark or Trade Dress in connection with the manufacture, advertising, merchandising, promotion, sale or distribution of Licensed Products or otherwise or any right to use any designs, patterns, stylings or samples furnished by Empyrean created by or for IBC-Empyrean LLC for use in connection with Licensed Products or approved by Empyrean for such use.

Except as otherwise expressly provided herein, upon the expiration or termination of this Agreement or the Operating Agreement, IBC-Empyrean LLC shall forthwith discontinue all use of the Trademark and Trade Dress and any variation or simulation thereof.

     9. TERM

     (a) The term of this Agreement shall begin on the Effective Date and shall continue until the expiration or termination of the Operating Agreement.

     10. TERMINATION

     (a) Empyrean shall have the right to terminate this Agreement upon written notice to IBC-Empyrean LLC at least sixty (60) days prior to the end of any calendar year, in the event that IBC-Empyrean LLC sells no Licensed Products in the Territory for a period of two (2) years.

     11. INDEMNITY

     Empyrean agrees

     (a) to assume the defense of any suit brought against IBC-Empyrean LLC based upon any claim asserted against any Licensed Product label, Trade Dress or advertising or promotional material that is required and approved by Empyrean; and

     (b) to indemnify IBC-Empyrean LLC against any money damages and/or costs, including reasonable attorneys fees, provided that (i) Empyrean is given exclusive control of the defense of such suit and all negotiations relative to the settlement thereof, (ii) IBC-Empyrean LLC promptly informs Empyrean in writing of any claims for which Empyrean has assumed responsibility hereunder, and (iii) the liability claim shall not have arisen because of wrongful or negligent conduct by IBC-Empyrean LLC.

     12. APPLICABLE LAW

     (a) This Agreement, its terms and conditions and all business conducted hereunder shall be governed and interpreted under the laws of the State of Florida, without regard to conflict of laws provisions. The venue of any arbitration between the parties arising from or related to this Agreement shall be in either Miami-Dade County or Palm Beach County, Florida. Any litigation arising from or related to this Agreement shall be brought exclusively in an appropriate state or federal court in Miami-Dade County or Palm Beach County, Florida, and the parties waive any right to challenge such venue.

     (b) Except for actions brought for wrongful termination or to seek termination of this Agreement, if any disagreement arises regarding the interpretation of any points of the Agreement or any other point not covered herein or any claims for damages or specific performance, the disagreement, upon request of either party hereto delivered in writing to the other party, shall be resolved by arbitration before a single arbitrator in accordance with the commercial rules and procedures set forth by the American Arbitration Association. Any party may seek a temporary injunction in court to the limited extent necessary to preserve the status quo during the pendency of any arbitration in accordance with this section. The prevailing party in any litigation or arbitration brought under this Agreement shall be entitled to recover reasonable attorney's fees and costs.

     (c) In the event any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the remaining terms shall remain in full force and effect, to effectuate this Agreement in accordance with its intent. Headings, title and subtitles of this Agreement are for convenience of reference only and are not to be considered in construing the terms of this Agreement.

     13. SOLE AND COMPLETE AGREEMENT

     (a) This Agreement is the sole and complete statement of the parties of their rights and obligations with respect to the subject matter hereof. This Agreement is an integrated agreement and replaces and supersedes any and all previous obligations and agreements between the parties, both oral and written. The parties hereto recognize and agree that no representations or warranties have been made except as set forth in this Agreement. Except as may otherwise be expressly provided herein, by signing this Agreement the parties expressly release each other from any and all existing obligations that pre-date this Agreement as if such obligations have been fully performed and satisfied. Any amendments to this Agreement shall be in writing and executed by both parties hereto.

     14. NOTICES

     (a) All notices, requests, demands, instructions, consents or other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (i) delivered personally, (ii) mailed postage prepaid by certified mail, return receipt requested, (iii) sent by a nationally recognized express courier service requiring a signature by the recipient, postage or delivery charges prepaid, at the address hereinafter specified, or to such other address as the parties may advise each other in writing from time to time. Any notice shall be addressed as follows:

         As to Empyrean:
         Mr. Richard C. Adamany
         Empyrean Bioscience, Inc.
         23800 Commerce Park Road, Suite A
         Cleveland, Ohio  44122

         With a copy to
         Richard H. Kronthal, Esq.
         Kaye, Scholer, Fierman, Hays & Handler, LLP
         425 Park Avenue
         New York, New York   10022

         As to IBC-Empyrean LLC:

         [TO BE FILLED IN]

         With a copy to
         Richard H. Kronthal, Esq.
         Kaye, Scholer, Fierman, Hays & Handler, LLP
         425 Park Avenue
         New York, New York   10022

         and

         With a copy to:
         Arthur J. Furia, Esq.
         Holtzman, Krinzman, Equels & Furia
         2601 South Bayshore Drive, Suite 600
         Miami, Florida  33133


     15. ASSIGNMENT

     (a) IBC-Empyrean LLC has no right to sub-license or otherwise assign its rights and delegate its duties under this Agreement.

     (b) Neither IBC nor IBC-Empyrean LLC may assign its rights or delegate its duties under this Agreement without the express written consent of the other party.

     (c) This Agreement shall be binding on and inure to the benefit of the parties, and their respective legal representatives, successors and assigns.

     (d) No assignment shall be valid unless accepted in writing by the party to be bound. Any assignment of rights of one party without the express written consent of the other party shall be void, not valid and of no legal effect.

     IN WITNESS WHEREOF, the parties hereto do hereby sign, enter into and acknowledge this Agreement.


                                     EMPYREAN BIOSCIENCE, INC.

                                     By:
                                         ---------------------------------------

                                     Title:
                                            ------------------------------------


                                     IBC-EMPREAN LLC

FOR EMPYREAN BIOSCIENCE, INC.        By:
                                         ---------------------------------------

                                     Title:
                                            ------------------------------------

FOR INTERNATIONAL
BIOSCIENCE CORPORATION                                                    By:
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                                     Title:
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